SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported	Commission File Number
November 24, 2003	1-3822

New Jersey	21-0419870
State of Incorporation	I.R.S. Employer Identification No.

One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices

Telephone Number: (856) 342-4800

Item 12 –Results of Operations and Financial Condition

On November 24, 2003, Campbell Soup Company issued a press release announcing financial results for the quarter ended November 2, 2003, a copy of which is attached as Exhibit 99.1.

The information in this Current Report, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K includes forward-looking statements, which reflect the registrant’s current expectations about its future performance, including statements concerning marketing investments, sales and earnings. These forward-looking statements rely on a number of assumptions and estimates which could be inaccurate and which are subject to risks and uncertainties. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the registrant. Please refer to the registrant’s most recent Form 10-K and subsequent filings for a further discussion of these risks and uncertainties. The registrant disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)
Date: November 24, 2003
	By:	/s/ Robert A. Schiffner

Robert A. Schiffner
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Release dated November 24, 2003 announcing financial results for the quarter ended November 2, 2003

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